Exhibit 99.1

Entegris’ Fourth-Quarter Results Cap Record Year

Seventh Consecutive Quarter of Sales Growth;

Non-GAAP EPS Reach $0.23 in Fourth Quarter;

Accelerating Momentum into 2011

BILLERICA, Mass., February 1, 2011 – Entegris, Inc. (Nasdaq: ENTG) today reported its financial results for the Company’s fourth quarter and fiscal year ended December 31, 2010.

The Company recorded fourth-quarter sales of $182.1 million, an increase of 24 percent over the prior year, and 2 percent sequentially. Net income was $27.0 million, or $0.20 per share. These results included amortization of intangible assets of $2.8 million. Non-GAAP earnings per share of $0.23 in the fourth quarter of 2010 compared to $0.13 in the fourth quarter a year ago and $0.18 in the third quarter of 2010. A reconciliation table of GAAP to non-GAAP earnings (loss) per share is contained in this press release.

Fiscal 2010 sales were $688.4 million, representing a 73% increase compared to sales of $398.6 million in 2009. Net income per share of $0.63 compared to a net loss of $0.49 per share a year earlier. On a non-GAAP basis, net income per share in fiscal 2010 was $0.71 compared with a net loss per share of $0.27 for the year earlier.

Gideon Argov, president and chief executive officer, said: “The fourth quarter capped a great year in which we achieved record-level sales, operating profits, and operating cash flow. We demonstrated the operating leverage in our business model, as we achieved substantially higher profits than in prior cycles. We generated $40 million in cash from operations in the fourth quarter and $141 million for the year, which enabled us to end the year with $134 million in cash and no debt.

“Business trends in the fourth quarter were positive. Relatively high fab utilization rates and stable wafer starts at our semiconductor customers contributed to continued growth in our unit-driven sales and a record quarter for our liquid filtration products. Ongoing investments in a number of new fabs drove fourth-quarter sales of our fluid handling components and systems to all-time highs, and should drive increasing orders in 2011 and beyond for a wide range of our next-generation contamination control and wafer handling products. Our sales to other high-technology markets, including solar and LED, also continue to be very promising,” Argov said.

“Moving into 2011, we anticipate accelerating momentum as we continue to execute our growth strategies in a favorable market environment, with increased capital spending plans in the industry and continuing strong global demand for semiconductor devices,” Argov said.

For the fiscal first quarter ending April 2, 2011, the Company expects sales to range from approximately $185 million to $190 million. Based on the Company’s target model, non-GAAP EPS at this revenue level is expected to range from $0.18 to $0.20.

Fourth-Quarter Results Conference Call Details

Entegris will hold a conference call to discuss its results for the fourth quarter on Tuesday, February 1, 2011, at 10:00 a.m. Eastern Time. Participants should dial 1-913-312-0671 or toll-free 1-877-208-2391, referencing confirmation code 7435836. Participants are asked to dial in 5 to 10 minutes prior to the start of the call. A replay of the call will be available starting February 1 at 2:00 p.m. (ET) until March 17, 2011. The replay can be accessed by using passcode 7435836 after dialing 1-719-457-0820 or 1-888-203-1112. A live and on-demand webcast of the call can also be accessed from the investor relations section of Entegris’ website at www.entegris.com.

ABOUT ENTEGRIS

Entegris is a leading provider of a wide range of products for purifying, protecting and transporting critical materials used in processing and manufacturing in the semiconductor and other high-tech industries. Entegris is ISO 9001 certified and has manufacturing, customer service and/or research facilities in the United States, China, France, Germany, Israel, Japan, Malaysia, Singapore, South Korea and Taiwan. Additional information can be found at www.entegris.com.

NON-GAAP INFORMATION

The Company’s consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States (GAAP). Adjusted EBITDA and Adjusted Operating Income together with related measures thereof, and non-GAAP EPS, are considered “Non-GAAP financial measures” under the rules and regulations of the SEC. These financial measures are provided as a complement to financial measures provided in accordance with GAAP. We provide non-GAAP financial measures in order to better assess and reflect operating performance. Management believes the non-GAAP measures help indicate our baseline performance before certain gains, losses or other charges that may not be indicative of our business or future outlook. We believe these non-GAAP measures will aid investors’ overall understanding of our results by providing a higher degree of transparency for certain expenses and providing a level of disclosure that will help investors understand how we plan and measure our business. The presentation of non-GAAP measures is not meant to be considered in isolation, as a substitute for, or superior to, financial measures or information provided in accordance with GAAP. The calculations of Adjusted EBITDA margin, Adjusted Operating Income, and non-GAAP EPS are included elsewhere in this release.

Forward-Looking Statements

Certain information contained in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current management expectations only as of the date of this press release, and involve substantial risks and uncertainties that could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Statements that include such words as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “may,” “will,” “should” or the negative thereof and similar expressions as they relate to Entegris or our management are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. These risks include, but are not limited to, fluctuations in the market price of Entegris’ stock, Entegris’ future operating results, other acquisition and investment opportunities available to Entegris, general business and market conditions and other factors. Additional information concerning these and other risk factors may be found in previous financial press releases issued by Entegris and Entegris’ periodic public filings with the Securities and Exchange Commission, including discussions appearing under the headings “Risks Relating to our Business and Industry,” “Risks Related to our Borrowings”, “Manufacturing Risks,” “International Risks,” and “Risks Related to Owning Our Securities” in Item 1A of our Annual Report on Form 10–K for the fiscal year ended December 31, 2009, as well as other matters and important factors disclosed previously and from time to time in the filings of Entegris with the U.S. Securities and Exchange Commission. Except as required under the federal securities laws and the rules and regulations of the Securities and Exchange Commission, we undertake no obligation to update publicly any forward-looking statements contained herein.

Entegris, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended
	December 31, 2010	October 2, 2010	December 31, 2009
Net sales	$182,100	$178,230	$146,324
Cost of sales	101,591	98,374	81,600
Charge for fair value mark up of acquired inventory	—	—	437

Gross profit	80,509	79,856	64,287
Selling, general and administrative expenses	38,199	36,478	32,420
Engineering, research and development expenses	10,997	11,381	9,717
Amortization of intangible assets	2,772	2,823	4,602
Restructuring charges	—	—	3,009

Operating income	28,541	29,174	14,539
Interest expense, net	306	342	2,110
Other (income) expense, net	(271)	1,283	1,316

Income before income taxes	28,506	27,549	11,113
Income tax (benefit) expense	(196)	5,000	1,231
Equity in net loss (earnings) of affiliates	1,838	(217)	(210)

Net income	26,864	22,766	10,092
Net loss (income) attributable to noncontrolling interest	139	(348)	32

Net income attributable to Entegris, Inc.	27,003	$22,418	$10,124

Amounts attributable to Entegris, Inc.:
Basic net income per common share:	$0.20	$0.17	$0.08
Diluted net income per common share:	$0.20	$0.17	$0.08

Weighted average shares outstanding:
Basic	132,314	131,903	129,953
Diluted	133,971	133,071	131,887

Entegris, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Twelve Months Ended
	December 31, 2010	December 31, 2009
Net sales	$688,416	398,644
Cost of sales	377,773	256,279
Charge for fair value mark up of acquired inventory	—	4,553

Gross profit	310,643	137,812
Selling, general and administrative expenses	147,051	117,001
Engineering, research and development expenses	43,934	35,039
Amortization of intangible assets	13,231	19,237
Restructuring charges	—	15,463

Operating income (loss)	106,427	(48,928)
Interest expense, net	3,516	9,215
Other expense, net	1,430	1,745

Income (loss) before income taxes	101,481	(59,888)
Income tax expense (benefit)	15,006	(2,996)
Equity in net loss of affiliates	1,353	867

Net income (loss)	85,122	(57,759)
Net (income) loss attributable to noncontrolling interest	(766)	38

Net income (loss) attributable to Entegris, Inc.	$84,356	$(57,721)

Amounts attributable to Entegris, Inc.:
Basic net income (loss) per common share:	$0.64	$(0.49)
Diluted net income (loss) per common share:	$0.63	$(0.49)

Weighted average shares outstanding:
Basic	131,685	117,321
Diluted	133,174	117,321

Entegris, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(In thousands)

(Unaudited)

	December 31, 2010	December 31, 2009
ASSETS
Cash and cash equivalents	$133,954	$68,700
Accounts receivable, net	124,732	91,122
Inventories	101,043	83,233
Deferred tax assets, deferred tax charges and refundable income taxes	11,484	11,085
Other current assets and assets held for sale	15,878	13,318

Total current assets	387,091	267,458

Property, plant and equipment, net	126,725	135,431

Intangible assets	65,087	78,470
Deferred tax assets – non-current	10,855	9,670
Other assets	11,627	13,643

Total assets	$601,385	$504,672

LIABILITIES AND EQUITY
Current maturities of long-term debt	$—	$11,257
Short-term borrowings	—	8,039
Accounts payable	34,631	23,553
Accrued liabilities	59,503	29,832
Income tax payable and deferred tax liabilities	13,500	1,229

Total current liabilities	107,634	73,910

Long-term debt, less current maturities	—	52,492
Other liabilities	29,738	28,613
Equity	464,013	349,657

Total liabilities and equity	$601,385	$504,672

Entegris, Inc. and Subsidiaries

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31, 2010	December 31, 2009	December 31, 2010	December 31, 2009
Operating activities:
Net income (loss)	$26,864	$10,092	$85,122	$(57,759)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation	7,322	7,262	27,967	30,890
Amortization	2,772	4,602	13,231	19,237
Stock-based compensation expense	2,154	1,803	7,588	8,102
Charge for fair value mark-up of acquired inventory	—	437	—	4,553
Other	(2,136)	263	(277)	5,147

Changes in operating assets and liabilities

Trade accounts and notes receivable	971	(11,717)	(26,789)	(19,203)
Inventories	(3,056)	(36)	(14,285)	10,679
Accounts payable and accrued liabilities	2,509	(3,362)	34,860	(1,579)
Income taxes payable and refundable income taxes	4,813	1,802	13,243	3,839
Other	(2,229)	172	238	287

Net cash provided by operating activities	39,984	11,318	140,898	4,193

Investing activities:
Acquisition of property and equipment	(4,635)	(1,641)	(16,794)	(13,162)
Other	317	276	4,809	3,319

Net cash used in investing activities	(4,318)	(1,365)	(11,985)	(9,843)

Financing activities:
Payments on short-term borrowings and long-term debt	(6,203)	(271,529)	(259,157)	(799,645)
Proceeds from short-term and long-term borrowings	—	251,953	186,649	704,675
Proceeds from stock offering, net of offering costs	—	(49)	—	56,638
Issuance of common stock	5,136	219	6,799	1,280
Payments for debt issuance costs	—	—	(149)	(3,638)
Other	85	—	149	—

Net cash used in financing activities	(982)	(19,406)	(65,709)	(40,690)

Effect of exchange rate changes on cash	456	(223)	2,050	7

Increase (decrease) in cash and cash equivalents	35,140	(9,676)	65,254	(46,333)
Cash and cash equivalents at beginning of period	98,814	78,376	68,700	115,033

Cash and cash equivalents at end of period	$133,954	$68,700	$133,954	$68,700

Entegris, Inc. and Subsidiaries

Segment Information

(In thousands)

(Unaudited)

	Three Months Ended			Twelve Months Ended
Net sales	December 31, 2010	October 2, 2010	December 31, 2009	December 31, 2010	December 31, 2009
Contamination Control Solutions	$118,106	$113,350	$93,687	$435,858	$241,163
Microenvironments	45,772	47,383	38,162	182,471	111,465
Specialty Materials	18,222	17,497	14,475	70,087	46,016

Total net sales	182,100	$178,230	146,324	$688,416	$398,644

	Three Months Ended			Twelve Months Ended
Segment profit	December 31, 2010	October 2, 2010	December 31, 2009	December 31, 2010	December 31, 2009
Contamination Control Solutions	$34,609	$31,434	$23,127	$122,891	$29,118
Microenvironments	8,098	11,664	8,898	40,907	3,485
Specialty Materials	2,351	2,349	1,985	9,103	2,925

Total segment profit	45,058	45,447	34,010	172,901	35,528
Amortization of intangibles, charge for fair value mark-up of acquired inventory and restructuring charges	(2,772)	(2,823)	(8,048)	(13,231)	(39,253)
Unallocated expenses	(13,745)	(13,450)	(11,423)	(53,243)	(45,203)

Total operating income (loss)	$28,541	$29,174	$14,539	$106,427	$(48,928)

Entegris, Inc. and Subsidiaries

Reconciliation of GAAP to Adjusted Operating Income (Loss) and Adjusted EBITDA

(In thousands)

(Unaudited)

	Three Months Ended			Twelve Months Ended
	December 31, 2010	October 2, 2010	December 31, 2009	December 31, 2010	December 31, 2009
Net sales	$182,100	$178,230	$146,324	$688,416	$398,644

Net income (loss) attributable to Entegris, Inc.	$27,003	$22,418	$10,124	$84,356	$(57,721)
Adjustments to net income (loss) attributable to Entegris, Inc.
Net (loss) income attributable to noncontrolling interest	(139)	348	(32)	766	(38)
Equity in net loss (earnings) of affiliates	1,838	(217)	(210)	1,353	867
Income tax expense (benefit)	(196)	5,000	1,231	15,006	(2,996)
Other expense, net	(271)	1,283	1,316	1,430	1,745
Interest expense, net	306	342	2,110	3,516	9,215

GAAP – Operating income (loss)	28,541	29,174	14,539	106,427	(48,928)
Restructuring charges	—	—	3,009	—	15,463
Charge for fair value mark-up of acquired inventory	—	—	437	—	4,553
Amortization of intangible assets	2,772	2,823	4,602	13,231	19,237

Adjusted operating income (loss)	31,313	31,997	22,587	119,658	(9,675)
Depreciation	7,322	6,755	7,262	27,967	30,890

Adjusted EBITDA	38,635	$38,752	29,849	147,625	21,215

Adjusted operating margin	17.2%	18.0%	15.4%	17.4%	(2.4)%
Adjusted EBITDA – as a % of net sales	21.2%	21.7%	20.4%	21.4%	5.3%

Entegris, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Earnings (Loss) per Share

(In thousands)

(Unaudited)

	Three Months Ended			Twelve Months Ended
	December 31, 2010	October 2, 2010	December 31, 2009	December 31, 2010	December 31, 2009
GAAP net income (loss) attributable to Entegris, Inc.	$27,003	$22,418	$10,124	$84,356	$(57,721)
Adjustments to net income (loss) attributable to Entegris, Inc.:
Amortization of intangible assets	2,772	2,823	4,602	13,231	19,237
Charge for fair value mark-up of acquired inventory	—	—	437	—	4,553
Accelerated write-off of debt issuance costs	—	—	500	890	843
Gain on sale of equity investment	—	(500)	—	(892)	—
Impairment of equity investment	2,164	—	1,000	2,164	1,000
Tax effect of adjustments to net income (loss) attributable to Entegris, Inc.	(1,022)	(854)	(130)	(4,871)	(161)

Non-GAAP net income (loss) attributable to Entegris, Inc.	$30,917	$23,887	$16,533	$94,878	$(32,249)

Diluted earnings (loss) per common share attributable to Entegris, Inc.:	$0.20	$0.17	$0.08	$0.63	$(0.49)
Effect of adjustments to net income (loss) attributable to Entegris, Inc.	0.03	0.01	0.05	$0.08	0.22
Diluted non-GAAP earnings (loss) per common share attributable to Entegris, Inc.:	$0.23	$0.18	$0.13	$0.71	$(0.27)

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